UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $.01 par value	WSTL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 6, 2020 , the Board of Directors (the “Board”) of Westell Technology, Inc., a Delaware corporation (the “Company”), upon the recommendation of the Special Committee of the Board consisting of independent directors, approved a transaction whereby the Company would effect a reverse/forward stock split of the Company’s shares of Class A Common Stock and Class B Common Stock, in conjunction with terminating the Company’s public company reporting obligations and delisting the Company’s Class A Common Stock from the NASDAQ Capital Market, subject to obtaining the requisite approval of the Company’s stockholders at the Annual Meeting of Stockholders to be held for that purpose, which is currently expected to occur in September 2020.

Specifically, the Board recommended and approved a transaction whereby the Company would effect a 1-for-1,000 reverse stock split of the Company’s Class A Common Stock and Class B Common Stock (the “Reverse Stock Split”), followed immediately by a 1,000-for-1 forward stock split of the Company’s Class A Common Stock and Class B Common Stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Transaction”). Stockholders owning fewer than 1,000 shares of Class A Common Stock or Class B Common Stock at the effective time of the Transaction would receive $1.48 in cash, without interest, for each share of common stock held by them at the effective time of the Transaction, and thereafter they would no longer be stockholders of the Company. Stockholders owning 1,000 or more shares at the effective time of the Transaction (“Continuing Stockholders”) would not be entitled to receive any cash for their fractional share interests resulting from the Transaction, if any. The Forward Stock Split, which would immediately follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Company’s common stock held by such Continuing Stockholders immediately before the effective time of the Transaction. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder would not change as a result of the Transaction. The Company believes that the total cash required for the Transaction will be approximately $8.1 million. This amount includes approximately $7.8 million needed to cash out fractional shares, and approximately $300,000 of legal, accounting, and financial advisory fees and other costs to effect the Transaction. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Transaction as a result of purchases, sales and other transfers of our Class A Common Stock and Class B Common Stock of the Company by our stockholders.

The Transaction will be submitted to a vote of the Company’s stockholders at the Annual Meeting of Stockholders. The Board has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Transaction. The affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock of the Company, voting together as a single class, represented in person or by proxy at the meeting is required to approve the amendments to the Company’s Amended and Restated Certificate of Incorporation necessary to effectuate the Transaction. As of July 1, 2020, approximately 4.8% of the issued and outstanding shares of our Class A Common Stock was held by our directors and executive officers, and approximately 100% of the issued and outstanding shares of our Class B Common Stock was held by our directors and executive officers. The directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (592,222 shares of Class A Common Stock and all shares of Class B Common Stock) “FOR” the Transaction. As a result of this holding, the Transaction is expected to be approved.

The terms and contemplated timeline of the Transaction, including the manner of determining the fair value for fractional share interests to be cashed out in the Transaction, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Transaction. The Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as it is part of a plan to terminate the registration of (or “deregister”) the Company’s Class A Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the SEC under Section 13(a) thereunder, and to delist the Company’s Class A Common Stock from the NASDAQ Capital Market.

If consummated, the Reverse Stock Split and Forward Stock Split would apply directly only to record holders of the Company’s common stock. Persons who hold shares of the Company’s common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the Transaction may affect any shares of the Company’s common stock held for their account.

The Board may abandon the Transaction at any time prior to the filing and effectiveness of the applicable amendments to the Company’s certificate of incorporation, even after stockholder approval, if the Board determines in its business judgment that the Transaction is no longer in the best interests of the Company or its stockholders.

On July 10, 2020, the Company issued a press release announcing the Transaction. The press release is attached hereto as Exhibits 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release announcing Board of Directors of Westell Technologies, Inc. approves plan to terminate registration of Class A Common Stock

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE MADE AVAILABLE TO STOCKHOLDERS PRIOR TO THE ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO WESTELL TECHNOLOGIES INC, 750 NORTH COMMONS DRIVE, AURORA, ILLINOIS, 60504, ATTENTION: JENIFFER L. JAYNES.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information concerning such participants is set forth in the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on July 26, 2019. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Transaction.

Forward Looking Statements

Certain statements contained herein that are not historical facts or that contain the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “plan,” “should,” or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the completion of the Transaction and the expected benefits, product demand and market acceptance risks, customer spending patterns, need for financing and capital, economic weakness in the United States (U.S.) economy and telecommunications market, the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions), the impact of competitive products or technologies, competitive pricing pressures, customer product selection decisions, product cost increases, component supply shortages, new product development, excess and obsolete inventory, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the ability to successfully consolidate and rationalize operations, the ability to successfully identify, acquire and integrate acquisitions, effects of the Company’s accounting policies, retention of key personnel, the effects and consequences of the COVID-19 pandemic or other pandemics, and other risks more fully described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, under Item 1A - Risk Factors. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement, and the Company expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events of circumstances, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	July 10, 2020	By:	/s/ Jeniffer L. Jaynes
Jeniffer L. Jaynes
Interim Chief Financial Officer